COCRYSTAL
PHARMA, INC.

# Investor Presentation

February 2020

# Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected results of our collaboration with Merck Sharp & Dohme Corp. ("Merck"), including the expected acceleration of our influenza program, the anticipated characteristics of the drug candidates developed as the result of this collaboration, expected funding by Merck of future research, development and commercialization of products derived from such collaboration, and the expected future payments and royalties in connection with the collaboration, the expected future success of our drug candidates compared to approved drugs, the anticipated timing of our drug development programs, including achievement of value-driving milestones, anticipated completion or initiation of studies, and the expected growth of the global influenza antiviral market. Forward-looking statements are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, risks arising from our reliance on continuing collaboration with Merck under the collaboration agreement, our continued partnership with HitGen and InterX, our ability to find other collaboration partners, the availability of products manufactured by third parties, the future results of preclinical and clinical studies, the clinical investigators inability to recruit subjects and complete the Phase 2a study in a timely manner or at all, general risks arising from clinical trials, receipt of regulatory approvals, our ability to find and enter into agreements with suitable collaboration partners, unanticipated litigation and other expenses and factors that affect the capital markets in general and early stage biotechnology companies specifically. Also see the risk factors contained in our Annual Report on Form 10-K for the year ended December 31, 2018, supplemented by our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

# Cocrystal's Seasoned Senior Leadership

## Management Team

**Gary Wilcox, Ph.D.**

*Chairman and Chief Executive Officer*

- Over 35 years of executive biotech leadership experience and played a key role in the development of Cialis

**Sam Lee, Ph.D.**

*President*

- Over 20 years of anti-infective drug discovery research experience and played a key role in the early development of phosphoinositide 3-kinase (PI3K) delta inhibitors

**James J. Martin, MBA, CPA**

*Chief Financial Officer*

- 25 years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

## Scientific Advisory Board

| | |
|---|---|
| **Roger Kornberg, Ph.D.**<br>*Chief Scientist, Chairman of Scientific Advisory Board* | • Professor<br>• Stanford University School of Medicine<br>• Nobel Laureate |
| **Michael Levitt, Ph.D.**<br>*Member* | • Professor<br>• Stanford University School of Medicine<br>• Nobel Laureate |
| **Baek Kim, Ph.D.**<br>*Member* | • Director of Center for Drug Discovery<br>• Emory University |
| **Bob Lehman, Ph.D.**<br>*Member* | • Professor (Emeritus)<br>• Stanford University School of Medicine |
| **Gary Schoolnik, M.D.**<br>*Member* | • Professor (Emeritus)<br>• Stanford University School of Medicine |
| **Roland Strong, Ph.D.**<br>*Member* | • Professor<br>• Fred Hutchinson Cancer Research Center |
| **Christophe Verlinde, Ph.D.**<br>*Member* | • Professor (Emeritus)<br>• University of Washington |

# Corporate Overview

| Highlights | Target Diseases |
|---|---|
| Clinical Stage Antiviral Company | Influenza |
| Proprietary Drug Discovery Platform | Hepatitis |
| Merck Influenza Collaboration | Norovirus Gastroenteritis |

# Technology and Drug Discovery Platform

## Technology Platform

**Based on Nobel Prize-winning technology**

- Near-atomic resolution
- X-ray quality crystal production
- Drug pocket selection
- Hit-to-lead process
- Lead optimization
- **Drug candidates**









## Drug Discovery Platform


Protein Engineering
Expression & Purification
Crystal Screening
Crystal Candidates
Crystal Optimization
X-ray Diffraction Test & QC
Crystal Production
High Throughput X-ray Crystallography

- Fully-optimized operations from expression through high resolution X-ray data
- Stringent quality oversight of procedures for crystal production
- High throughput X-ray data collection and computational methods
- Large-scale crystal production capabilities

# Robust Development Pipeline

| Program | | Discovery | Preclinical | Phase 1 | Phase 2a | Phase 2b | Phase 3 |
|---|---|---|---|---|---|---|---|
| Hepatitis C (HCV) | **CC-31244 – University of MD** (Pan-genotypic NS5B NNI) | | | | | | |
| Influenza | **CC-42344** (Influenza A PB2 Inhibitor) | | | | | | |
| | **Influenza A/B inhibitor** | | In collaboration with | | MERCK | | |
| Norovirus | **Noro Polymerase Inhibitor** | | | | | | |

# Merck/Cocrystal Team Initiates Influenza Collaboration

Received **$4 million** upfront payment, eligible to receive up to **$156 million** in milestone payments and royalties (undisclosed) on product sales

- Exclusive license and collaboration agreement to discover and develop certain proprietary influenza A/B antiviral agents
- Merck will fund all:
  - Research and development
  - Clinical development
  - Worldwide commercialization of any products derived from the collaboration
- Dedicated joint research committee in place
- First year of program completed and second year ongoing
- Collaboration is expected to advance the development of certain influenza A/B antivirals

MERCK

# Overview | Antiviral Programs:

## Hepatitis C

# Cocrystal's HCV Strategy

## Lead program CC-31244, in ongoing Phase 2a study for the treatment of Hepatitis C

**Current HCV Market Overview**

- Clinical limitations of existing long-term HCV therapies:
  - Longer period for viruses to replicate and mutate, creating significant drug resistance challenges
  - Increased risk of adverse events
  - Greater opportunity for missed doses
- Multiple opportunities in developing shorter combination therapy with approved HCV drugs
  - Gilead EPCLUSA® + CC-31244
  - AbbVie Mavyret™ + CC-31244
  - Other approved HCV drugs + CC-31244

**Ongoing licensing discussions underway to secure development and commercialization partner**

**AbbVie's Mavyret™ Demonstrated Shorter Treatment**

- Approved broad spectrum HCV combination therapy shortened treatment from 12 weeks to 8 weeks

| Nucleoside/NS5A Inhibitors | Protease/NS5A Inhibitors |
|---|---|
|  Epclusa |  Mavyret |
| **Gilead's EPCLUSA®**<br>(sofosbuvir 400mg/ velpatasvir 100 mg)<br>**12-week treatment**<br>**Approved June 2016** | **AbbVie's Mavyret™**<br>(glecaprevir 100 mg/ pibrentasvir 40 mg)<br>**8-week treatment**<br>**Approved August 2017** |

# HCV Is Still a Global Issue

**71 Million**
people infected globally[1]

**400,000**
people die annually
from related causes[1]

**Only 20%**
of infected patients
have been diagnosed[1]

**Only 2%**
of infected patients
are being treated[1]

1: Polaris Observatory, 2019

# Hepatitis C Treatment Market Share

**2017 Annual Sales: $12.69 Billion**



J&J
$619M
AbbVie
$1.27B
Merck
$1.66B
Gilead
$9.14B
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)
AbbVie (Viekira, Mavyret)
Merck (Zepatier)

Source: 2017 Form 10-K

**2018 Annual Sales: $8.3 Billion**



J&J
$533M
Merck
$455M
Gilead
$3.71B
AbbVie
$3.62B
Merck (Zepatier)
AbbVie (Viekira, Mavyret)
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)

Source: 2018 Form 10-K

# CC-31244: Broad Spectrum HCV Non-Nucleoside Inhibitor (NNI)

## Next Generation Combination Therapy

- Potential best-in-class HCV NNI with a strong profile
  - Broad spectrum, potent NS5B polymerase inhibitor
  - High barrier to drug resistance
  - Effective against known NNI drug resistant variants
  - Liver targeting
  - Novel mechanism of action

## Phase 1b Data - Superior Viral Load Reduction

- HCV RNA viral load decline of 3 logs by 48 hours (HCV GT1 subjects, N=14)
- After the NNI treatment, the viral load levels slowly increased

**Mean Viral Load Change From Baseline**
(CC-31244 at 400 mg QD or 200 mg BID x 7 days)



HCV RNA IU/mL (log 10)
1.0
0.0
(1.0)
(2.0)
(3.0)
(4.0)
CC-31244
400 mg QD
200 mg BID
No CC-31244
1 2 3 4 5 6 7 8 9 10 11 12 13
Day
400 qd mean
200 bid mean

## HCV GT1 – GT6 NS5B Polymerase Crystals





CC-31244
HCV NS5B Polymerase

**Proven Track Record of Broad-Spectrum Antiviral Leads**

# Potential Best-in-Class NNI

| Drug | Genotype | Dose (mg) | Treatment Frequency | Viral Load Reduction ($Log_{10}$IU/ml) |
|---|---|---|---|---|
| **CC-31244** | **Genotypes 1-6** | **400** | **QD** | **(3.0)** |
| **ABT-333 (Dasabuvir)[1]** | Genotype 1 | 400 | BID | (1.08) |
| | | 800 | BID | (0.95) |
| **GS-9190 (Tegobuvir)** | Genotype 1 | 40 | BID | (1.0) |
| | | 120 | BID | (1.5) |

1. Represents approved DAA

# CC-31244: Phase 2a University of Maryland Study Design

**Open-label, Phase 2a study evaluating the safety, tolerability and preliminary efficacy of CC-31244 with approved HCV DAAs**
(HCV GT1 subjects, N=12)



CC-31244 (400 mg) QD
Sofosbuvir and Velpatasvir
2 Weeks
Sofosbuvir and Velpatasvir
4 Weeks
Follow-Up at 12 & 24 Weeks

- **Endpoints**
  - Primary Endpoint: SVR12
  - Secondary Endpoint: SVR24
  - Safety: Adverse events (AEs) and laboratory abnormalities

# University of Maryland Phase 2a

Cocrystal Pharma announced safety and preliminary efficacy data for its U.S. Phase 2a study evaluating CC-31244 for the ultra-short treatment of HCV infected individuals:

- All subjects completed the 6-week treatment regimen
- The treatment was well tolerated with no study discontinuations due to adverse events[1]
- In all patients, HCV RNA levels rapidly decreased during the first 2 days of treatment and were below the lower limit of quantification by the end of the 6-week treatment period
- Eight of 12 subjects (67%) achieved both SVR12 and SVR24, considered virologic cure
- Four patients had virologic relapse at Week 10, 4 weeks after completion of treatment

1. There was one serious adverse event that the principal investigator determined was not attributable to the study drugs.

# Positive Phase 2a Results Demonstrated Ability to Identify Patients More Likely to Respond to Ultrashort Treatment of HCV

- 8 of 12 (67%) patients achieved primary endpoint of sustained virologic response (SVR) 12, which is considered a cure
  - 6 weeks of Epclusa's therapy combined with only 2 weeks of CC-31244
- Patients that achieved SVR had significantly higher frequencies of terminally differentiated effector memory CD8+ T cells compared with those who relapsed

# Overview | Antiviral Programs:

## Influenza

# Significant Unmet Need in Growing Influenza Market

Global influenza market was valued at nearly **$5.6 billion** in 2017 and is expected to reach nearly **$6.5 billion** by 2022[1]

**Seasonal and pandemic infection**

| | | |
|---|---|---|
| **1 Billion** cases annually[2] | **3-5 Million** cases of severe illness annually[1] | Up to **650,000** deaths worldwide[1] |

## Current antiviral treatments are burdened by significant viral resistance

- Approved influenza therapies have major limitations
  - Tamiflu® has a long history of drug resistance issues[3]
  - Xofluza™ (approved November 2018) also has shown emergence of drug resistant mutations[4]

1. BCC Research (May 2018) The Global Influenza Market
2. Hussain, et al, Infection and Drug Resistance 2017:10 121-134
3. ScienceDaily (March 2014) Tamiflu-resistant influenza related to mutations in genome
4. NEJM Journal Watch (September 2018) A Promising Drug for Influenza?

# Influenza Remains a Major Global Concern

CNN — Health » Food | Fitness | Wellness | Parenting | Vital Signs

**Flu season deaths top 80,000 last year, CDC says**
September 27, 2018

KSL TV — US on track for one of the worst flu seasons in decades
Jan. 6, 2020

LIVESCIENCE — Child Flu Deaths Hit Record High for This Time of Year
Jan. 7, 2020

WLRN — Flu Season Off To Early Start, And It Could Be Severe
Jan. 6, 2020

Medscape — Flu Rates Rising, Pediatric Deaths Double Compared to 2018: CDC
Dec. 30, 2019

the japan times — NATIONAL / SCIENCE & HEALTH
Flu viruses resistant to new drug Xofluza uncovered in Japan

AAP News — June 1, 2018
CDC: Pediatric flu deaths rise to 171, tying record

THE WALL STREET JOURNAL. — The Flue Season My Yet Turn Ugly, CDC Warns
Jan. 8, 2019

FORTUNE — Another Flu Pandemic Is Inevitable, World Health Organization Says
Mar. 11, 2019

# Influenza Drug Candidates

**Influenza A/B Inhibitor**



**Proprietary Influenza A and B Crystals**

MERCK Collaboration

- Broad spectrum, potent dual influenza A/B preclinical lead will be developed
  - Result of Cocrystal's drug discovery platform technology
  - Binds to highly conserved site of influenza A and B replication complex
  - Expected to be active against seasonal, pandemic and drug resistant influenza A and B strains
  - Expected to exhibit superior drug resistant profile

# Influenza Drug Candidates

## Antiviral Product Candidates Target All Strains of the Influenza A Virus

**Influenza A Inhibitor**



**Influenza PB2 Lead**

- Binds to the highly conserved m7GTP binding pocket of PB2
- Exhibits broad spectrum activity against seasonal and pandemic influenza strains, EC50 is 0.12-9 nM
- Favorable preclinical safety profile and pharmacokinetic properties
- Multiple routes of administration (oral, inhalation, and I.M.)
  - Existing drugs Tamiflu® and Xofluza™ limited to oral administration



**Cocrystal structure of CC-42344 (1.47 Å)**

# CC-42344 Shows Strong Synergistic Effects With Approved Influenza Antivirals

**Polymerase Inhibitor**

**Favipiravir**


CC-42344
T-705

**Cocrystal 42344**


CC-42344
CC-42001

**Xofluza**

**Tamiflu**


CC-42344
Oseltamivir acid

**PA Inhibitor**

**Neuraminidase Inhibitor**

COCRYSTAL PHARMA, INC.

# CC-42344: Pharmacological, Safety, Toxicity, and PK Evaluations Completed To Date

- ☑ *In vitro* antiviral profiling against seasonal and pandemic influenza A strains
- ☑ Cytotoxicity including larger screen: HepG2/high content analysis and 13 cell lines
- ☑ Caco-2 bidirectional permeability
- ☑ CYP inhibition (HLM): inhibition (2D6, 3A, 1A, 2B6, 2C8, 2C9, 2C19) & time dependent inhibition (2D6, 3A4)
- ☑ Thermodynamic/aqueous solubility
- ☑ pION solubility determination (at pH 7.4)
- ☑ Metabolic stability in rat and human microsomes (intrinsic clearance)
- ☑ Plasma protein binding (human)
- ☑ Plasma stability/half-life determination (human, rat)
- ☑ Pharmacokinetics: in rats (IV/PO), mouse (IV/PO) and dogs (IV/PO)
- ☑ In silico genotoxicity /carcinogenicity
- ☑ Off-target: kinase/receptor profiling; safety screen (CEREP)
- ☑ Mitochondrial toxicity (GLU/GAL)
- ☑ Mini Ames (genotox) screen
- ☑ Mini hERG (*in vitro* pharmacology) screen
- ☑ Exploratory 7-day mouse tox study (up to 500 mg/kg/day)

# Overview | Antiviral Programs:

## Norovirus

# Norovirus is an Area of Significant Unmet Need

## Norovirus Market Overview

- No approved antiviral drugs for the treatment of Noro infection

**$4.2 billion in direct health system costs**[1]

| | |
|---|---|
| **700 million** infections worldwide annually[1] | **19-21 million** cases in the U.S.[2] |
| **400,000** emergency department visits in the U.S.[2] | **56,000-71,000** hospitalizations in the U.S.[2] |

## Known Causes of Foodborne Illness Outbreaks, U.S.[2]



Parasites 1%
Other 4%
Chemicals 6%
Norovirus 49%
Bacteria 40%

1. World Economic Forum, What is the economic impact of norovirus infections?, 2016
2. CDC, Norovirus Disease in the United States, 2013

# Cocrystal's Norovirus Program

**Norovirus Polymerase NNI Program**



**Norovirus and Norwalk Polymerase Crystals**

- Potential first-in-class NNI
- Potent and broad spectrum Noro polymerase inhibitors
- Technology platform complete
- Structure-based lead discovery ongoing

**Noro Polymerase NNIs**



**Novel NNI Pockets**


NNI

# Intellectual Property

Patents and pending applications in the areas primarily related to the treatment of HCV, influenza A and influenza A/B

- **HCV Treatment**
  - NS5B (non-nucleoside inhibitor)
    - Issued patents in U.S.
    - Pending applications in U.S., Australia, Brazil, Canada, China, Europe, Eurasia, Hong Kong, India, Indonesia, Israel, Japan, Mexico, New Zealand, Philippines, Singapore, South Africa, South Korea, and Taiwan
    - Pending U.S. provisional application
- **Influenza**
  - PB2 (influenza A replication inhibitor)
    - Pending applications in PCT and Taiwan
    - 3 pending U.S. provisional applications
- **Influenza A/B (influenza replication inhibitor)**
  - 2 pending U.S. provisional applications

MERCK

# Well-Positioned for Growth

# Financial Snapshot: NASDAQ: COCP

**~$25M**
Market cap[1]

**38.6MM**
Common shares outstanding

**~302K**
Average daily volume[1]

**~$7.4MM**
Cash Balance
As of December 31, 2019

| Capitalization Table (As of January 31, 2020) | # of Shares | WAEP | $ Value | % of Fully Diluted |
|---|---|---|---|---|
| Common Shares Outstanding (Directors, Officers and Affiliates) | 15,231,113 | | | 38.26% |
| Common Shares Outstanding (Other) | 23,411,008 | | | 58.81% |
| Warrants | 243,375 | $10.53 | $2,562,739 | 0.61% |
| Stock Options | 923,065 | $4.15 | $3,853,131 | 2.32% |
| **Fully Diluted Shares Outstanding** | **39,808,561** | | | **100%** |

1. Based on January 31, 2020 closing price of $0.63 per share.
2. Based on Company bank reconciliation.

# Strategy Directed at Advancing Programs and Growing Value

- Growth in focused therapeutic areas
- Continue to progress an innovative pipeline
- Form additional strategic collaborations and partnerships
- Ongoing collaboration with Merck expected to accelerate influenza A/B development program

# Upcoming Milestones Expected to Drive Value

| | | | |
|---|---|---|---|
| **Q2 2019** | Influenza A | Commence GLP Toxicology Studies | ✓ |
| **Q3 2019** | Influenza | Present Preclinical Data at ISIRV | ✓ |
| **Q4 2019** | Hepatitis C | Present at 26th International Symposium on Hepatitis C Virus and Related Viruses | ✓ |
| | | Present Data at HCV 2019 and AASLD Scientific Conferences | ✓ |
| | Influenza A | Selected Lead Molecule | ✓ |
| **Q1 2020** | Hepatitis C | Release Final Report on Phase 2a U.S. Trial | |
| **Q2 2020** | Noro | Preclinical Lead Molecule Selection | |
| **Q3 2020** | Platform | In-License New Lead Molecule | |
| **Q4 2020** | Influenza A | Complete Preclinical IND-Enabling Studies | |
| | | Regulatory Submission (IND or European Counterpart) | |
| | | Commence Phase 1a Study | |
| | Merck A/B | Influenza A/B Lead Molecule Selection | |
| **H2 2020** | Hepatitis C | Commence Phase 2b Enabling Toxicology Study | |
| **Q3 2021** | Noro | Regulatory Submission (IND or European Counterpart) | |

***Ongoing potential for licensing deals across the pipeline***

COCRYSTAL PHARMA, INC.

COCRYSTAL PHARMA, INC.

Thank you!